UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter December 31, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

The six months ended December 31, 2017, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve increased its target range for the federal funds rate a quarter point to 1.25%–1.50% at its December meeting.

During the period, the municipal bond market posted relatively strong performance in comparison to other fixed income classes, with generally higher returns for longer term and lower quality municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation and relatively steady interest rates, unstable wage growth and geopolitical concerns. Federal government fiscal reform uncertainty also benefited municipals during most of the period, despite some volatility toward period-end in reaction to the government’s tax code revision efforts.

In addition, Franklin California Intermediate-Term Tax-Free Income Fund’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin California Intermediate-Term Tax-Free Income Fund

This semiannual report for Franklin California

Intermediate-Term Tax-Free Income Fund covers the period ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

12/31/17

Ratings	% of Total Investments

AAA	23.33%

AA	43.75%

A	14.75%

BBB	7.97%

Below Investment Grade	0.10%

Refunded	7.04%

Not Rated	3.06%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions*

7/1/17–12/31/17

		Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
July	2.74	2.18	—	2.84
August	2.74	2.18	2.78	2.84
September	2.74	2.18	2.87	2.84
October	2.74	2.18	2.87	2.84
November	2.71	2.15	2.84	2.81
December	2.71	2.15	2.84	2.81
Total	16.38	13.02	14.20	16.98

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.03 on June 30, 2017, to $11.98 on December 31, 2017. The Fund’s Class A shares paid dividends totaling 16.38 cents per share for the same period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.65%, based on an annualization of December’s 2.71 cent per share dividend and the maximum offering price of $12.26 on December 31, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.39% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed the US stock market during the six-month period ended December 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +1.82% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a +0.43% total return.3 US equities, as represented by the Standard & Poor’s® 500 Index, generated a +11.42% total return for the reporting period.3

Municipal issuance in 2017 was $436 billion.4 This represents a 2% decline from total issuance in 2016, during which time $445 billion in primary market supply was sold.4 After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.5 According to the Investment Company Institute’s Trends in Mutual Fund Investing, municipal bond funds reported inflows through each of the first five months of the reporting period before turning negative in December. Net outflows totaled just over $1 billion in December, bringing total inflows for the year to approximately $26 billion.6

Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the year. December supply of $63 billion and fourth quarter supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.4 Despite this extraordinary supply weighing on the market, strong demand and forecasts for diminished issuance in 2018 contributed to municipals returning +1.05% in December, as measured by the Bloomberg Barclays Municipal Bond Index, outperforming a +0.31% return for US Treasuries, as measured by the Bloomberg Barclays US Treasury Index.3

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December meeting. The target range stood at 1.25%–1.50% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December. The Fed decided to raise interest rates at its December meeting due to the strength of the US jobs market and continued economic growth. This was the third rate hike of 2017, following increases of 0.25% in March and June.

In the Federal Open Market Committee statement released on December 13, 2017, the Fed indicated that the labor market has continued to strengthen and that economic activity has been rising at a solid rate despite hurricane-related fluctuations. The Committee also stated that on a 12-month basis, overall inflation and inflation excluding food and energy prices have each declined.

Investors continued to favor riskier assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +3.36% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned +3.49%.3

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/ investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the six months under review. Universities and innovative businesses supported the state’s expansion. Job

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: The Bond Buyer, Thomson Reuters.

5. Barclays Municipal Credit Research.

6. Investment Company Institute, Trends in Mutual Fund Investing December 2017, 1/30/18.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

growth in the state outpaced that of the nation’s. Unemployment slightly decreased from 4.7% in June 2017 to 4.3% at period-end, yet remained above the 4.1% national rate.7

Enactment of California’s fiscal year 2018 budget extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. Additionally, California approved legislation raising taxes on motor fuel and vehicle registrations. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5% national medians, respectively.8 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligations bonds a rating of AA- with a stable outlook.9 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state, including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure needs. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold

Portfolio Composition

12/31/17

% of Total Investments*
Utilities	22.4%
Tax-Supported	16.7%
General Obligation	16.3%
Refunded**	11.4%
Hospital & Health Care	10.1%
Higher Education	8.6%
Subject to Government Appropriations	5.5%
Transportation	5.2%
Other Revenue	2.8%
Housing	1.0%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which have traded materially lower following the recent hurricanes. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of December 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+ 0.95%	-1.35%
1-Year	+ 3.96%	+ 1.64%
5-Year	+ 13.56%	+ 2.11%
10-Year	+ 46.49%	+ 3.66%

Advisor[3]
6-Month	+ 1.00%	+ 1.00%
1-Year	+ 4.05%	+ 4.05%
5-Year	+ 14.18%	+ 2.69%
10-Year	+ 48.09%	+ 4.00%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.65%	5.39%	1.49%	3.03%
Advisor	2.81%	5.71%	1.62%	3.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	12/31/17	8/1/17	6/30/17	Change
A (FKCIX)	$11.98	N/A	$12.03	-$0.05
C (FCCIX)	$12.03	N/A	$12.08	-$0.05
R6 (FCCRX)	$12.01	$12.12	N/A	-$0.11
Advisor (FRCZX)	$12.01	N/A	$12.06	-$0.05

Distributions (7/1/17–12/31/17)

Share Class	Net Investment Income
A	$0.1638
C	$0.1302
R6 (8/1/17–12/31/17)	$0.1420
Advisor	$0.1698

Total Annual Operating Expenses7

Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +54.74% and +4.88%.

4. Distribution rate is based on an annualization of the respective class’s December dividend and the maximum offering price (NAV for Advisor Class) per share on 12/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value[1]	Ending Account Value 12/31/17	Expenses Paid During Period[2,3]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[3]	Annualized Expense Ratio
A	$1,000	$1,009.50	$3.14	$1,022.08	$3.16	0.62%
C	$1,000	$1,006.60	$5.92	$1,019.31	$5.96	1.17%
R6	$1,000	$1,002.70	$2.09	$1,022.68	$2.55	0.50%
Advisor	$1,000	$1,010.00	$2.63	$1,022.58	$2.65	0.52%

1. For Classes A, C and Advisor, 7/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 7/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 7/1/17–12/31/17. For Class R6, 8/1/17–12/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above––in the far right column––multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 152/365 for Actual Class R6 expenses to reflect the number of days since inception.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights

Franklin California Intermediate-Term Tax-Free Income Fund

	Six Months Ended
	December 31, 2017		Year Ended June 30,
	(unaudited)	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.03	$12.50	$12.01	$12.02	$11.73	$12.04

Income from investment operations[a]:
Net investment income[b]	0.16	0.32	0.34	0.35	0.39	0.38
Net realized and unrealized gains (losses)	(0.05)	(0.47)	0.48	(0.01)	0.28	(0.31)
Total from investment operations	0.11	(0.15)	0.82	0.34	0.67	0.07
Less distributions from net investment income	(0.16)	(0.32)	(0.33)	(0.35)	(0.38)	(0.38)
Net asset value, end of period	$11.98	$12.03	$12.50	$12.01	$12.02	$11.73

Total return[c]	0.95%	(1.18)%	6.97%	2.84%	5.81%	0.55%

Ratios to average net assets[d]
Expenses	0.62%	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	2.69%	2.68%	2.75%	2.89%	3.28%	3.14%

Supplemental data
Net assets, end of period (000’s)	$894,528	$908,564	$1,003,322	$888,213	$853,496	$785,196
Portfolio turnover rate	1.69%	21.19%	3.91%	4.85%	15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended
	December 31, 2017		Year Ended June 30,
	(unaudited)	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.08	$12.55	$12.06	$12.06	$11.77	$12.08
Income from investment operations[a]:
Net investment income[b]	0.13	0.26	0.27	0.29	0.32	0.32
Net realized and unrealized gains (losses)	(0.05)	(0.48)	0.49	(0.01)	0.28	(0.31)
Total from investment operations	0.08	(0.22)	0.76	0.28	0.60	0.01
Less distributions from net investment income	(0.13)	(0.25)	(0.27)	(0.28)	(0.31)	(0.32)
Net asset value, end of period	$12.03	$12.08	$12.55	$12.06	$12.06	$11.77

Total return[c]	0.66%	(1.72)%	6.36%	2.34%	5.22%	(0.01)%

Ratios to average net assets[d]
Expenses	1.17%	1.18%	1.18%	1.18%	1.19%	1.18%
Net investment income	2.14%	2.13%	2.20%	2.34%	2.73%	2.59%

Supplemental data
Net assets, end of period (000’s)	$243,006	$252,254	$282,917	$243,664	$219,197	$197,263
Portfolio turnover rate	1.69%	21.19%	3.91%	4.85%	15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

Period Ended December 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$12.12

Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(0.12)

Total from investment operations	0.03

Less distributions from net investment income	(0.14)

Net asset value, end of period	$12.01

Total return[d]	0.27%

Ratios to average net assets[e]
Expenses[f]	0.50%
Net investment income	2.81%

Supplemental data
Net assets, end of period (000’s)	$10,039
Portfolio turnover rate	1.69%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended
	December 31, 2017		Year Ended June 30,
	(unaudited)	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.06	$12.53	$12.04	$12.04	$11.75	$12.07
Income from investment operations[a]:
Net investment income[b]	0.17	0.34	0.35	0.36	0.40	0.40
Net realized and unrealized gains (losses)	(0.05)	(0.48)	0.49	(—)[c]	0.28	(0.32)
Total from investment operations	0.12	(0.14)	0.84	0.36	0.68	0.08
Less distributions from net investment income	(0.17)	(0.33)	(0.35)	(0.36)	(0.39)	(0.40)
Net asset value, end of period	$12.01	$12.06	$12.53	$12.04	$12.04	$11.75

Total return[d]	1.00%	(1.08)%	7.05%	3.02%	5.90%	0.56%

Ratios to average net assets[e]
Expenses	0.52%	0.53%	0.53%	0.53%	0.54%	0.53%
Net investment income	2.79%	2.78%	2.85%	2.99%	3.38%	3.24%

Supplemental data
Net assets, end of period (000’s)	$610,607	$639,716	$583,200	$423,951	$252,663	$218,524
Portfolio turnover rate	1.69%	21.19%	3.91%	4.85%	15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, December 31, 2017 (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.7%
California 97.0%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue,
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/23	$1,000,000	$1,152,400
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/24	1,000,000	1,145,410
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	1,175,000	1,222,811
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	5,565,000	6,266,802
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,111,140
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	933,185
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	520,306
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,122,840
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, Series A, 5.00%, 8/01/25	4,210,000	5,042,106
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/24	5,265,000	3,734,254
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%, 4/01/22	15,000,000	17,077,800
Bonita Canyon Public Facilities Financing Authority Special Tax,
CFD No. 98-1, Refunding, 5.00%, 9/01/26	1,000,000	1,035,770
CFD No. 98-1, Refunding, 5.00%, 9/01/28	2,000,000	2,071,540
California Community College Financing Authority Lease Revenue, Coast Community College District, Series A, Pre-Refunded, 5.00%, 6/01/26	1,220,000	1,353,285
California Health Facilities Financing Authority Revenue,
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/30	1,825,000	2,145,963
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/30	3,000,000	3,671,610
Cedars-Sinai Medical Center, Series A, 5.00%, 8/15/31	3,500,000	4,230,520
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/35	1,650,000	1,944,987
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/36	2,045,000	2,404,961
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/37	1,330,000	1,560,449
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.00%, 2/01/24	2,000,000	2,252,940
El Camino Hospital, 5.00%, 2/01/28	2,100,000	2,548,140
El Camino Hospital, 5.00%, 2/01/29	2,460,000	2,971,532
El Camino Hospital, 5.00%, 2/01/30	1,250,000	1,498,850
El Camino Hospital, 5.00%, 2/01/31	1,200,000	1,430,748
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33	1,000,000	1,153,960
Providence Health and Services, Series C, Pre-Refunded, 5.75%, 10/01/19	1,440,000	1,486,526
Providence Health and Services, Series C, Pre-Refunded, 6.00%, 10/01/20	1,500,000	1,551,225
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	4,726,592
California Infrastructure and Economic Development Bank Revenue,
Broad Museum Project, Series A, 5.00%, 6/01/21	5,000,000	5,572,700
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/32	2,915,000	3,500,070
California Municipal Finance Authority COP,
Community Hospitals of Central California, ETM, 5.00%, 2/01/18	4,390,000	4,402,380
Community Hospitals of Central California, ETM, 5.00%, 2/01/19	3,860,000	4,008,494
Community Hospitals of Central California, Pre-Refunded, 5.00%, 2/01/20	1,600,000	1,661,552
Community Hospitals of Central California, Pre-Refunded, 5.00%, 2/01/21	1,600,000	1,661,552
California Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont, Refunding, Series A, California Mortgage Insured, 5.00%, 5/15/31	2,750,000	3,272,802

franklintempleton.com	Semiannual Report	13

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Department of Water Resources Power Supply Revenue,
Refunding, Series L, 5.00%, 5/01/22	$4,440,000	$4,790,893
Refunding, Series N, 5.00%, 5/01/21	10,845,000	12,049,988
Series H, AGMC Insured, Pre-Refunded, 5.00%, 5/01/22	5,000,000	5,060,700
Series H, Pre-Refunded, 5.00%, 5/01/22	7,400,000	7,489,836
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	8,146,656
California State Department of Water Resources Revenue,
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/23	10,000,000	11,727,200
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/24	8,495,000	9,895,231
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/25	5,000,000	5,835,400
Central Valley Project Water System, Refunding, Series AS, 5.00%, 12/01/25	6,125,000	7,406,534
Central Valley Project Water System, Series AS, 5.00%, 12/01/24	11,090,000	13,434,426
Central Valley Project Water System, Series AS, 5.00%, 12/01/26	22,455,000	27,072,197
Central Valley Project Water System, Series AS, ETM, 5.00%, 12/01/24	35,000	41,945
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/25	5,000	5,992
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/26	45,000	53,930
Central Valley Project Water System, Series AW, 5.00%, 12/01/33	6,055,000	7,430,999
California State Department of Water Resources Water Revenue, Central Valley Project, Series AE, Pre-Refunded, 5.00%, 12/01/26	5,000,000	5,075,950
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	5,000,000	5,503,600
Loma Linda University, Refunding, Series A, 5.00%, 4/01/29	1,020,000	1,229,273
Loma Linda University, Refunding, Series A, 5.00%, 4/01/32	1,235,000	1,463,734
Loma Linda University, Refunding, Series A, 5.00%, 4/01/33	1,000,000	1,181,630
Loma Linda University, Refunding, Series A, 5.00%, 4/01/34	1,750,000	2,061,588
Loma Linda University, Refunding, Series A, 5.00%, 4/01/35	1,500,000	1,763,070
Loma Linda University, Refunding, Series A, 5.00%, 4/01/36	2,000,000	2,347,220
Loma Linda University, Refunding, Series A, 5.00%, 4/01/37	2,000,000	2,341,900
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21	40,000,000	44,485,600
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,358,770
California State GO,
Refunding, 5.25%, 9/01/22	16,330,000	18,869,315
Various Purpose, Refunding, 5.00%, 2/01/22	15,000,000	16,923,000
Various Purpose, Refunding, 5.00%, 10/01/22	15,785,000	18,102,712
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,890,250
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,853,550
Various Purpose, Refunding, 5.00%, 9/01/29	1,000,000	1,223,210
California State Municipal Finance Authority Revenue,
Biola University, Refunding, 5.00%, 10/01/29	1,000,000	1,214,980
Biola University, Refunding, 5.00%, 10/01/31	1,000,000	1,209,210
Biola University, Refunding, 5.00%, 10/01/33	1,070,000	1,273,514
Biola University, Refunding, 5.00%, 10/01/35	1,000,000	1,188,320
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/25	2,000,000	2,363,720
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/26	2,010,000	2,401,407
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/27	1,750,000	2,108,050
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/28	2,250,000	2,694,150
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/29	2,140,000	2,549,061
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/30	2,000,000	2,362,820
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/31	2,700,000	3,170,826
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/32	2,200,000	2,572,086
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/33	3,500,000	4,073,755

14	Semiannual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue, (continued)
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/34	$5,000,000	$5,802,350
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/35	5,000,000	5,793,700
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/36	2,295,000	2,653,387
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/37	2,000,000	2,307,180
Community Medical Centers, Series A, 5.00%, 2/01/26	2,010,000	2,368,323
Community Medical Centers, Series A, 5.00%, 2/01/28	1,500,000	1,749,255
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,194,270
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/30	1,000,000	1,185,970
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/31	1,000,000	1,180,480
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/32	1,000,000	1,175,920
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/33	3,015,000	3,528,997
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/35	3,500,000	4,077,780
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/31	1,335,000	1,575,941
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/32	1,000,000	1,175,920
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/33	1,000,000	1,170,480
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/34	1,500,000	1,750,305
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/35	1,500,000	1,747,620
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/36	1,580,000	1,836,560
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/37	1,750,000	2,027,900
Harbor Regional Center Project, Refunding, 5.00%, 11/01/26	1,085,000	1,307,523
Inland Regional Center Project, Refunding, 5.00%, 6/15/21	1,435,000	1,572,774
Inland Regional Center Project, Refunding, 5.00%, 6/15/23	1,580,000	1,799,067
Inland Regional Center Project, Refunding, 5.00%, 6/15/24	1,000,000	1,157,080
Inland Regional Center Project, Refunding, 5.00%, 6/15/32	6,625,000	7,541,569
Institute on Aging Project, Refunding, 5.00%, 8/15/38	1,070,000	1,272,187
Institute on Aging Project, Refunding, California Mortgage Insured, 5.00%, 8/15/35	1,075,000	1,285,163
Kern Regional Center Project, Series A, 6.00%, 5/01/19	485,000	503,275
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,602,645
NorthBay Healthcare Group, Series A, 5.00%, 11/01/25	1,000,000	1,165,880
NorthBay Healthcare Group, Series A, 5.00%, 11/01/26	900,000	1,060,047
NorthBay Healthcare Group, Series A, 5.00%, 11/01/27	1,300,000	1,527,825
NorthBay Healthcare Group, Series A, 5.00%, 11/01/28	1,400,000	1,638,182
NorthBay Healthcare Group, Series A, 5.25%, 11/01/29	1,000,000	1,193,000
NorthBay Healthcare Group, Series A, 5.00%, 11/01/30	1,350,000	1,565,933
NorthBay Healthcare Group, Series A, 5.25%, 11/01/31	1,250,000	1,479,425
NorthBay Healthcare Group, Series A, 5.25%, 11/01/36	4,500,000	5,208,120
South Central Los Angeles Regional Center Project, Community Impact Development, 5.25%, 12/01/27	3,990,000	4,625,048
University of La Verne, Refunding, Series A, 5.00%, 6/01/31	1,000,000	1,203,820
University of La Verne, Refunding, Series A, 5.00%, 6/01/32	1,000,000	1,197,350
University of La Verne, Refunding, Series A, 5.00%, 6/01/33	1,010,000	1,203,748
University of La Verne, Refunding, Series A, 5.00%, 6/01/35	1,440,000	1,704,398
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,692,425
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A, 5.00%, 9/01/26	10,000,000	11,868,800
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D, 5.00%, 9/01/26	6,835,000	8,112,325
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	300,000	300,750
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 5.75%, 4/01/23	4,000,000	4,212,280

franklintempleton.com	Semiannual Report	15

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 6.00%, 4/01/24	$6,605,000	$6,975,805
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 5.50%, 11/01/25	4,725,000	5,053,765
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 5.50%, 11/01/26	1,000,000	1,069,580
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/25	2,920,000	3,344,334
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/26	4,650,000	5,325,738
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 5.25%, 3/01/22	7,475,000	8,065,375
Various Capital Projects, Series G, Subseries G-1, ETM, 5.25%, 10/01/18	5,605,000	5,765,415
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.00%, 10/01/20	6,405,000	6,788,275
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.125%, 10/01/22	14,555,000	15,457,119
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/25	10,000,000	11,221,700
Systemwide, Refunding, Series A, 5.00%, 11/01/29	16,000,000	19,651,200
Systemwide, Refunding, Series A, 5.00%, 11/01/30	5,000,000	6,115,250
Systemwide, Series A, 5.00%, 11/01/26	11,000,000	12,664,410
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 4.25%, 7/20/24	3,540,000	3,740,683
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,296,291
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,075,030
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,161,440
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,438,725
Jewish Home of San Francisco Project, 5.00%, 11/01/36	9,000,000	10,561,860
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/18	2,905,000	2,973,267
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 2/01/19	3,035,000	3,166,264
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/19	3,075,000	3,264,051
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	580,530
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,161,060
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,279,780
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,370,385
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	7,953,407
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/23	10,000,000	10,168,500
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, 5.00%, 5/15/34	2,220,000	2,627,903
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, 5.00%, 5/15/36	3,155,000	3,709,081
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, 5.00%, 5/15/37	4,635,000	5,436,531
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28	3,235,000	3,889,020
Carson RDA,
Tax Allocation Housing, Series A, 5.00%, 10/01/22	1,975,000	2,131,855
Tax Allocation Housing, Series A, 5.00%, 10/01/23	2,135,000	2,304,562
Tax Allocation Housing, Series A, 5.00%, 10/01/24	2,245,000	2,422,041
Tax Allocation Housing, Series A, 5.00%, 10/01/25	1,700,000	1,833,586
Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital Appreciation, AMBAC Insured, zero cpn., 8/01/22	10,445,000	9,500,981

16	Semiannual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties, Refunding, 5.00%, 8/01/24	$6,715,000	$7,889,386
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,363,296
Clovis Water Revenue,
Refunding, BAM Insured, 5.00%, 3/01/26	2,620,000	2,973,255
Refunding, BAM Insured, 5.00%, 3/01/27	1,000,000	1,130,660
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%, 8/01/25	8,275,000	8,766,866
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%, 10/01/26	3,400,000	4,087,990
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,367,011
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,569,367
GO, Riverside County, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30% thereafter, 8/01/25	4,645,000	4,700,229
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,817,794
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,156,890
Cupertino USD,
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,542,514
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,795,455
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,193,550
GO, Santa Clara County, Pre-Refunded, 5.00%, 8/01/22	1,690,000	1,834,968
Del Mar Race Track Authority Revenue,
Refunding, 5.00%, 10/01/22	1,435,000	1,625,410
Refunding, 5.00%, 10/01/23	1,510,000	1,736,062
Refunding, 5.00%, 10/01/28	1,925,000	2,181,968
Refunding, 5.00%, 10/01/30	1,125,000	1,265,018
Desert Sands USD,
COP, Financing Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/19	2,090,000	2,102,352
GO, Election of 2001, Pre-Refunded, 5.25%, 8/01/21	2,015,000	2,060,055
Dublin USD, GO, Refunding, 5.00%, 8/01/32	3,220,000	3,921,219
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/25	2,845,000	3,485,011
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/26	3,650,000	4,544,943
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/27	1,500,000	1,894,545
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	1,000,000	1,291,710
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	5,000,000	6,070,550
East Side UHSD Santa Clara County GO,
Refunding, AGMC Insured, 5.00%, 8/01/20	2,800,000	3,037,944
Refunding, AGMC Insured, 5.00%, 8/01/21	2,140,000	2,324,703
Refunding, AGMC Insured, 5.00%, 8/01/22	3,090,000	3,356,698
Eden Township Healthcare District COP, ETM, 5.00%, 6/01/18	525,000	532,754
El Dorado Irrigation District Revenue, Refunding, Series C, 5.00%, 3/01/31	2,500,000	3,026,475
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/30	1,130,000	1,320,665
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,108,656
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,161,460
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,046,400
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,362,405
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,434,658
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,496,614

franklintempleton.com	Semiannual Report	17

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter, 1/15/29	$19,895,000	$18,140,460
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	2,108,775
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	3,760,000	3,214,198
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	5,524,321
Foothill-De Anza Community College District GO,
Santa Clara County, Refunding, 5.00%, 8/01/27	1,250,000	1,522,263
Santa Clara County, Refunding, 5.00%, 8/01/28	2,500,000	3,028,800
Fullerton School District Financing Authority Special Tax Revenue,
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/27	1,000,000	1,149,970
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/28	1,040,000	1,189,999
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed, Series A, 5.00%, 6/01/32	5,000,000	5,892,600
Imperial Community College District GO,
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/21	1,010,000	1,123,342
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/22	1,170,000	1,333,250
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/23	1,350,000	1,532,628
Independent Cities Finance Authority Mobile Home Park Revenue, San Juan Mobile Estates, Refunding, 5.00%, 8/15/30	1,575,000	1,785,893
Irvine 1915 Act Special Assessment, Limited Obligation Improvement, Reassessment District No. 15-2, Refunding, 5.00%, 9/02/25	1,000,000	1,183,290
Irvine USD Financing Authority Special Tax,
Group II, Series A, ETM, 4.875%, 9/01/18	900,000	920,430
Group II, Series A, Pre-Refunded, 5.00%, 9/01/20	660,000	675,523
Irvine USD Special Tax, CFD No. 09-1, Series A, 5.00%, 9/01/37	1,070,000	1,218,430
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	1,855,000	2,167,994
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,173,930
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,158,930
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,489,876
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,177,192
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,315,406
Refunding, Series A, 5.00%, 9/01/29	530,000	616,825
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,716,387
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,347,425
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,823,611
Refunding, Series A, 5.00%, 9/01/33	2,635,000	2,958,683
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,112,285
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,633,350
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	5,405,000	6,171,537
Lammersville Joint USD Special Tax,
CFD No. 2002 Mountain House, 5.00%, 9/01/31	1,430,000	1,647,532
CFD No. 2002 Mountain House, Refunding, 5.00%, 9/01/33	1,575,000	1,800,493
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, Housing Programs, Pre-Refunded, 6.00%, 8/01/24	1,300,000	1,390,012
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.00%, 9/01/27	1,410,000	1,544,993
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/29	815,000	899,516

18	Semiannual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/27	$1,285,000	$1,501,767
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/32	1,250,000	1,420,288
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26	15,000,000	18,006,000
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A, Pre-Refunded, 5.00%, 8/15/20	20,000,000	20,452,800
Los Angeles County MTA Sales Tax Revenue,
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/32	8,000,000	9,793,920
Proposition A, first tier, Senior, Refunding, Series A, 5.00%, 7/01/26	6,315,000	7,561,202
Proposition A, first tier, Senior, Refunding, Series A, 5.00%, 7/01/27	6,630,000	7,920,397
Proposition C, Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	16,345,200
Proposition C, Senior, Refunding, Series B, 5.00%, 7/01/23	5,000,000	5,706,400
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Senior Ad Valorem Obligation, Refunding, Series A, 5.00%, 10/01/22	2,750,000	3,080,990
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/25	5,135,000	5,953,776
Power System, Refunding, Series A, 5.00%, 7/01/30	10,000,000	11,863,000
Power System, Refunding, Series B, 5.00%, 7/01/34	23,350,000	28,361,377
Power System, Refunding, Series C, 5.00%, 7/01/27	10,000,000	11,953,100
Power System, Series B, 5.00%, 7/01/30	3,000,000	3,644,580
Power System, Series B, 5.00%, 7/01/31	6,700,000	8,090,183
Power System, Series D, 5.00%, 7/01/26	2,600,000	3,114,852
Power System, Series D, 5.00%, 7/01/27	2,000,000	2,390,620
Power System, Series D, 5.00%, 7/01/28	2,550,000	3,041,130
Water System, Refunding, Series A, 5.00%, 7/01/37	10,450,000	12,424,109
Los Angeles GO, Judgment Obligation, Series A, 5.00%, 6/01/18	5,650,000	5,733,450
Los Angeles USD,
COP, Capital Projects I, Series B-2, 5.00%, 12/01/20	3,830,000	4,200,055
GO, Election of 2002, Series D, 5.00%, 7/01/27	3,410,000	3,584,694
GO, Election of 2004, Series I, 5.00%, 7/01/18	5,000,000	5,087,900
GO, Refunding, Series A, 5.00%, 7/01/29	5,000,000	5,973,850
GO, Refunding, Series A-1, 5.00%, 7/01/23	13,335,000	15,687,694
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	5,588,150
GO, Refunding, Series B, 5.00%, 7/01/30	30,000,000	36,710,100
Los Angeles Wastewater System Revenue,
Subordinate, Refunding, Series A, 5.00%, 6/01/27	9,145,000	10,667,825
Subordinate, Refunding, Series B, 5.00%, 6/01/28	11,700,000	13,280,670
Manteca USD Special Tax,
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/22	1,000,000	1,142,430
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/26	1,280,000	1,471,962
Martinez USD, GO, Contra Costa County, Election of 2010, 5.375%, 8/01/26	5,000,000	6,121,450
Menifee USD,
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/25	1,200,000	1,408,860
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	1,550,000	1,835,464
PFA Special Tax Revenue, Series A, 5.00%, 9/01/25	1,405,000	1,687,503
PFA Special Tax Revenue, Series A, 5.00%, 9/01/28	1,250,000	1,495,200
The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series A, 5.00%, 7/01/28	5,000,000	6,127,950
Refunding, Series C, 5.00%, 10/01/26	8,010,000	9,002,038
Refunding, Series E, 5.00%, 7/01/22	23,900,000	27,455,125
Refunding, Series E, 5.00%, 7/01/23	20,000,000	23,551,600

franklintempleton.com	Semiannual Report	19

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
The Metropolitan Water District of Southern California Water Revenue, (continued)
Refunding, Series E, 5.00%, 7/01/24	$1,110,000	$1,335,841
Montebello USD,
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/18	1,455,000	1,442,080
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/19	1,480,000	1,438,974
Moreno Valley USD, GO, Riverside County, Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24	7,500,000	6,419,100
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%, 7/01/27	3,200,000	3,649,120
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	5,914,560
Murrieta PFA Special Tax Revenue,
Refunding, 5.00%, 9/01/20	1,225,000	1,315,123
Refunding, 5.00%, 9/01/22	1,495,000	1,669,601
Refunding, 5.00%, 9/01/24	1,810,000	2,001,154
Refunding, 5.00%, 9/01/25	1,000,000	1,102,370
New Haven USD,
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/22	11,750,000	10,707,422
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/23	3,200,000	2,832,352
Norco CFD No. 1 Special Tax,
Norco Ridge Ranch, Refunding, BAM Insured, 5.00%, 9/01/32	2,530,000	3,026,614
Norco Ridge Ranch, Refunding, BAM Insured, 5.00%, 9/01/33	1,000,000	1,193,470
Northern California Power Agency Revenue,
Geothermal Project No. 3, Series A, Pre-Refunded, 5.00%, 7/01/23	2,000,000	2,100,620
Geothermal Project No. 3, Series A, Pre-Refunded, 5.25%, 7/01/24	2,000,000	2,107,980
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.50%, 8/01/23	2,200,000	2,369,422
Oxnard Financing Authority Local Obligation Revenue, 2012 Special District Bond Refinancings, senior lien, Refunding, Series A, 5.00%, 9/02/26	1,025,000	1,145,735
Palo Alto 1915 Act Special Assessment,
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/28	1,000,000	1,110,780
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/29	1,280,000	1,417,626
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 4 and 5, CFD No. 2005-1, Improvement Area 4, Refunding, Series B, 5.00%, 9/01/24	990,000	1,132,471
CFD No. 2001-1, Improvement Area Nos. 4 and 5, CFD No. 2005-1, Improvement Area 4, Refunding, Series B, 5.00%, 9/01/25	940,000	1,085,174
CFD No. 2001-1, Improvement Area Nos. 4 and 5, CFD No. 2005-1, Improvement Area 4, Refunding, Series B, 5.00%, 9/01/33	1,480,000	1,685,306
CFD No. 2001-1, Improvement Area Nos. 4 and 5, CFD No. 2005-1, Improvement Area 4, Refunding, Series B, 5.00%, 9/01/37	1,325,000	1,495,952
Poway USD,
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/31	1,700,000	1,904,782
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/32	1,850,000	2,070,761
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/27	1,375,000	1,637,625
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	2,275,000	2,638,500
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19	1,000,000	1,000,820
Richmond Joint Powers Financing Authority Lease Revenue,
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/19	2,010,000	2,106,058
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/20	2,315,000	2,433,412
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/21	2,050,000	2,154,202

20	Semiannual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding, Series A, 5.00%, 8/01/27	$3,550,000	$4,241,930
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	585,000	645,647
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,211,509
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,427,689
Riverside County Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.25%, 6/01/25	3,500,000	4,149,635
Refunding, Series A, 5.25%, 6/01/27	4,000,000	4,737,880
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/28	3,870,000	4,589,820
Refunding, Series A, 5.00%, 8/01/29	4,670,000	5,517,278
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/27	1,035,000	1,270,607
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/27	1,000,000	1,152,200
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/28	1,960,000	2,245,219
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/29	2,130,000	2,428,946
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/30	2,310,000	2,624,021
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/31	2,495,000	2,823,242
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/32	2,690,000	3,041,933
CFD No. 91-1, Refunding, 5.00%, 9/01/36	1,130,000	1,292,788
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park, Refunding, Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,454,749
Sacramento County Airport System Revenue,
Subordinate, Refunding, Series B, 5.00%, 7/01/35	1,000,000	1,175,200
Subordinate, Refunding, Series B, 5.00%, 7/01/36	2,000,000	2,343,780
Sacramento County COP,
Refunding, 5.375%, 2/01/23	3,400,000	3,624,468
Refunding, 5.50%, 2/01/25	3,770,000	4,031,600
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,361,940
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek Ranch/Elliott Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,627,599
Sacramento MUD Electric Revenue,
Refunding, Series X, 5.00%, 8/15/25	7,445,000	8,325,371
Series X, Pre-Refunded, 5.00%, 8/15/25	2,555,000	2,849,489
Sacramento Special Tax,
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/26	615,000	712,742
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/28	1,220,000	1,394,826
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/29	1,555,000	1,769,808
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/30	1,045,000	1,184,769
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/31	1,800,000	2,034,180
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	15,878,550
San Bernardino County Transportation Authority Revenue,
Sales Tax Revenue, Series A, 5.00%, 3/01/30	2,685,000	3,151,358
Sales Tax Revenue, Series A, 5.00%, 3/01/31	5,090,000	5,957,998
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series A, 5.00%, 9/01/26	8,000,000	8,681,680
San Diego RDA Tax Allocation Revenue, Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,089,850

franklintempleton.com	Semiannual Report	21

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco BART District GO,
Election of 2004, Refunding, Series D, 5.00%, 8/01/32	$5,000,000	$6,010,850
Election of 2004, Series C, 5.00%, 8/01/27	2,640,000	3,095,558
Election of 2004, Series C, 5.00%, 8/01/28	3,500,000	4,095,840
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Second Series, Series A, Pre-Refunded, 5.25%, 5/01/26	5,425,000	5,492,541
Second Series, Governmental Purpose, Refunding, Series G, 5.00%, 5/01/23	1,400,000	1,552,194
Second Series, Governmental Purpose, Series G, Pre-Refunded, 5.00%, 5/01/23	3,570,000	3,964,842
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/24	8,400,000	8,757,756
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%, 6/15/19	2,610,000	2,734,288
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%, 11/01/28	5,000,000	6,036,500
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured, 5.00%, 6/01/24	10,275,000	11,365,177
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/30	1,080,000	1,267,844
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/34	1,110,000	1,290,486
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 5.875%, 8/01/25	1,000,000	1,068,110
Mission Bay South Redevelopment Project, Series D, ETM, 5.50%, 8/01/19	1,030,000	1,093,324
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/21	1,000,000	1,073,120
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/23	1,000,000	1,073,120
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.00%, 8/01/25	1,465,000	1,566,437
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.125%, 8/01/26	1,550,000	1,660,329
San Francisco Redevelopment Projects, Series B, Pre-Refunded, 6.125%, 8/01/26	1,000,000	1,136,650
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	15,017,030
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	11,680,400
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	13,000,000	13,006,110
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/26	8,000,000	8,004,080
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project, Refunding, Series A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,122,890
San Mateo County Transit District Revenue,
Refunding, Series A, 5.00%, 6/01/28	3,000,000	3,628,500
Refunding, Series A, 5.00%, 6/01/29	4,300,000	5,171,266
Refunding, Series A, 5.00%, 6/01/30	5,000,000	5,990,250
San Ysidro School District COP,
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/29	1,100,000	1,316,887
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/31	1,000,000	1,183,230
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/33	1,050,000	1,227,965
Sanger Financing Authority Wastewater Revenue, Fresno County, Refunding, AGMC Insured, 5.00%, 6/15/34	7,000,000	8,028,860
Santa Ana CRDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%, 9/01/22	5,000,000	5,621,000
Santa Ana USD, GO, Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,045,060
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,291,508
Sonoma CDA Successor Agency Tax Allocation,
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/29	1,000,000	1,196,940
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/33	1,200,000	1,413,324

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue,
Series A, 5.00%, 3/01/25	$15,410,000	$17,371,539
Series A, 5.00%, 3/01/27	11,945,000	13,414,354
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 5.25%, 9/01/24	3,500,000	3,703,770
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/01/19	2,500,000	2,654,325
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19	1,500,000	1,578,675
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	6,050,750
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%, 5/01/28	1,040,000	1,176,666
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, Pre-Refunded, 5.25%, 1/01/24	5,000,000	5,190,950
Tustin CFD No. 06-1 Special Tax,
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/30	1,000,000	1,158,930
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/32	1,565,000	1,805,525
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/24	1,000,000	1,088,490
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,088,490
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	3,000,000	3,559,110
General, Series AM, 5.00%, 5/15/28	1,835,000	2,166,126
General, Series U, 5.00%, 5/15/19	4,060,000	4,253,703
Series S, 5.00%, 5/15/19	8,125,000	8,312,850
Series S, Pre-Refunded, 5.00%, 5/15/19	20,000	20,467
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,228,754
West Basin Municipal Water District Revenue,
Refunding, Series A, 5.00%, 8/01/32	1,975,000	2,367,630
Refunding, Series A, 5.00%, 8/01/33	2,630,000	3,144,270
Western Riverside Water and Wastewater Financing Authority Revenue, Local Agency, Refunding, Series A, 5.00%, 9/01/29	1,110,000	1,310,655
Whittier UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/24	7,755,000	5,663,089
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/26	10,045,000	6,469,382
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, Pre-Refunded, 6.00%, 9/01/26	1,435,000	1,655,301
		1,705,710,867

U.S. Territories 0.7%
Guam 0.3%
Guam Power Authority Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	2,000,000	2,199,400
Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,239,420
		4,438,820

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 0.4%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	$5,000,000	$5,013,450
[a] Series WW, 5.375%, 7/01/23	5,000,000	1,656,250
		6,669,700
Total U.S. Territories		11,108,520
Total Municipal Bonds before Short Term Investments (Cost $1,623,251,040)		1,716,819,387

Short Term Investments 1.5%
Municipal Bonds 1.5%
California 1.5%
[b] Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B, Subseries B-6, SPA Bank of Montreal, Daily VRDN and Put, 1.75%, 7/01/34	17,100,000	17,100,000
[b] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.75%, 7/01/35	9,700,000	9,700,000
Total Short Term Investments (Cost $26,800,000)		26,800,000
Total Investments (Cost $1,650,051,040) 99.2%		1,743,619,387
Other Assets, less Liabilities 0.8%.		14,560,642
Net Assets 100.0%		$1,758,180,029

See Abbreviations on page 35.

aSee Note 6 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017 (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,650,051,040
Value - Unaffiliated issuers	$1,743,619,387
Cash	59,682
Receivables:
Capital shares sold	3,225,021
Interest	22,057,441
Other assets	207
Total assets	1,768,961,738
Liabilities:
Payables:
Capital shares redeemed	8,795,605
Management fees	679,785
Distribution fees	417,432
Transfer agent fees	63,621
Trustees’ fees and expenses	759
Distributions to shareholders	735,581
Accrued expenses and other liabilities	88,926
Total liabilities	10,781,709
Net assets, at value	$1,758,180,029
Net assets consist of:
Paid-in capital	$1,713,372,047
Undistributed net investment income	1,814,345
Net unrealized appreciation (depreciation)	93,568,347
Accumulated net realized gain (loss)	(50,574,710)
Net assets, at value	$1,758,180,029
Class A:
Net assets, at value	$ 894,527,925
Shares outstanding	74,640,124
Net asset value per share[a]	$11.98
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.26
Class C:
Net assets, at value	$ 243,006,310
Shares outstanding	20,198,423
Net asset value and maximum offering price per share[a]	$12.03
Class R6:
Net assets, at value	$ 10,038,710
Shares outstanding	835,657
Net asset value and maximum offering price per share	$12.01
Advisor Class:
Net assets, at value	$ 610,607,084
Shares outstanding	50,821,870
Net asset value and maximum offering price per share	$12.01

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended December 31, 2017 (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$29,972,257
Expenses:
Management fees (Note 3a)	4,146,772
Distribution fees: (Note 3c)
Class A	458,922
Class C	815,369
Transfer agent fees: (Note 3e)
Class A	200,725
Class C	54,839
Class R6	388
Advisor Class	139,292
Custodian fees	8,195
Reports to shareholders	27,877
Registration and filing fees	15,479
Professional fees	38,190
Trustees’ fees and expenses	26,238
Other	78,102
Total expenses	6,010,388
Expenses waived/paid by affiliates (Note 3f)	(54)
Net expenses	6,010,334
Net investment income	23,961,923
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,770,354)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(160,360)
Net realized and unrealized gain (loss)	(6,930,714)
Net increase (decrease) in net assets resulting from operations	$17,031,209

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin California Intermediate-Term Tax-Free Income Fund

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 23,961,923	$48,070,823
Net realized gain (loss)	(6,770,354)	(17,671,983)
Net change in unrealized appreciation (depreciation)	(160,360)	(56,992,955)
Net increase (decrease) in net assets resulting from operations	17,031,209	(26,594,115)
Distributions to shareholders from:
Net investment income:
Class A	(12,373,495)	(25,199,978)
Class C	(2,677,620)	(5,646,408)
Class R6	(54,833)	—
Advisor Class	(8,878,444)	(16,467,660)
Total distributions to shareholders	(23,984,392)	(47,314,046)
Capital share transactions: (Note 2)
Class A	(10,445,588)	(55,146,189)
Class C	(8,311,165)	(19,635,052)
Class R6	10,110,707	—
Advisor Class	(26,754,833)	79,784,682
Total capital share transactions	(35,400,879)	5,003,441
Net increase (decrease) in net assets.	(42,354,062)	(68,904,720)
Net assets:
Beginning of period	1,800,534,091	1,869,438,811
End of period	$1,758,180,029	$1,800,534,091
Undistributed net investment income included in net assets:
End of period	$ 1,814,345	$1,836,814

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Intermediate-Term Tax-Free Income Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management is currently evaluating the impact, if any, on the financial statements and the accompanying notes to financial statements.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	December 31, 2017		June 30, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,298,089	$63,806,998	16,073,134	$194,071,003
Shares issued in reinvestment of distributions	866,841	10,433,646	1,766,735	21,362,464
Shares redeemed	(7,037,504)	(84,686,232)	(22,572,896)	(270,579,656)

Net increase (decrease)	(872,574)	$(10,445,588)	(4,733,027)	$(55,146,189)

Class C Shares:
Shares sold	1,170,607	$14,162,767	3,611,731	$43,969,123
Shares issued in reinvestment of distributions	178,107	2,151,589	357,998	4,344,198
Shares redeemed	(2,035,769)	(24,625,521)	(5,630,879)	(67,948,373)

Net increase (decrease)	(687,055)	$(8,311,165)	(1,661,150)	$(19,635,052)

Class R6 Shares[a]:
Shares sold	919,947	$11,124,017
Shares issued in reinvestment of distributions	4,568	54,775
Shares redeemed	(88,858)	(1,068,085)

Net increase (decrease)	835,657	$10,110,707

Advisor Class Shares:
Shares sold	7,663,654	$92,581,046	24,806,650	$299,221,056
Shares issued in reinvestment of distributions	567,711	6,850,899	1,059,278	12,832,520
Shares redeemed	(10,447,376)	(126,186,778)	(19,364,613)	(232,268,894)

Net increase (decrease)	(2,216,011)	$(26,754,833)	6,501,315	$79,784,682

aFor the period August 1, 2017 (effective date) to December 31, 2017.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended December 31, 2017, the annualized gross effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$44,442

CDSC retained	$13,410

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended December 31, 2017, the Fund paid transfer agent fees of $395,244, of which $134,071 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

Effective February 1, 2018, Advisers has contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 0.49% and Class R6 does not exceed 0.46% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended December 31, 2017, these purchase and sale transactions aggregated $9,800,000 and $51,700,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, must be fully utilized before those losses with expiration dates.

At June 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$1,396,013
2019	2,006,118
Capital loss carryforwards not subject to expiration:
Short term	25,591,699
Long term	14,810,528
Total capital loss carryforwards	$43,804,358

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,650,715,271

Unrealized appreciation	$97,346,369
Unrealized depreciation	(4,442,253)
Net unrealized appreciation (depreciation)	$92,904,116

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted security and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2017, aggregated $29,493,225 and $62,026,454, respectively.

6. Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2017, the value of this security was $1,656,250, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended December 31, 2017, the Fund did not use the Global Credit Facility.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	GO	General Obligation
ABAG	The Association of Bay Area Governments	MFHR	Multi-Family Housing Revenue
AD	Assessment District	MTA	Metropolitan Transit Authority
AGMC	Assured Guaranty Municipal Corp.	MUD	Municipal Utility District
AMBAC	American Municipal Bond Assurance Corp.	NATL	National Public Financial Guarantee Corp.
BAM	Build America Mutual Assurance Co.	PFA	Public Financing Authority
BART	Bay Area Rapid Transit	PFAR	Public Financing Authority Revenue
CDA	Community Development Authority/Agency	RDA	Redevelopment Agency/Authority
CFD	Community Facilities District	SPA	Standby Purchase Agreement
COP	Certificate of Participation	SRF	State Revolving Fund
CRDA	Community Redevelopment Authority/Agency	UHSD	Unified/Union High School District
ETM	Escrow to Maturity	USD	Unified/Union School District
FHA	Federal Housing Authority/Agency	XLCA	XL Capital Assurance
GNMA	Government National Mortgage Association

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin California Tax-Free Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin California Tax-Free Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of Franklin California Tax-Free Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders; and (iii) sufficient votes were not received to pass the proposal to use a “manager of managers” structure. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	84,847,924	3,500,061
Terrence J. Checki	84,847,067	3,500,918
Mary C. Choksi	84,883,103	3,464,882
Edith E. Holiday	84,893,710	3,454,276
Gregory E. Johnson	84,889,206	3,458,779
Rupert H. Johnson, Jr	84,853,412	3,494,574
J. Michael Luttig	84,905,803	3,442,182
Larry D. Thompson	84,880,188	3,467,797
John B. Wilson	84,884,647	3,463,338

Total Trust Shares Outstanding*: 153,729,031

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	56,775,666
Against	3,881,224
Abstain	3,446,962
Broker Non-Votes	21,070,769
Total Fund Shares Voted	85,174,626
Total Fund Shares Outstanding*	147,775,435

* As of the record date.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	57,114,962
Against	2,815,367
Abstain	4,173,527
Broker Non-Votes	21,070,769
Total Fund Shares Voted	85,174,626
Total Fund Shares Outstanding*	147,775,435

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin California Intermediate-Term Tax-Free Income Fund Investment Manager Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	CAT S 02/18

Semiannual Report and Shareholder Letter December 31, 2017

                       Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

The six months ended December 31, 2017, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve increased its target range for the federal funds rate a quarter point to 1.25%–1.50% at its December meeting.

During the period, the municipal bond market posted relatively strong performance in comparison to other fixed income classes, with generally higher returns for longer term and lower quality municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation and relatively steady interest rates, unstable wage growth and geopolitical concerns. Federal government fiscal reform uncertainty also benefited municipals during most of the period, despite some volatility toward period-end in reaction to the government’s tax code revision efforts.

In addition, Franklin California Ultra-Short Tax-Free Income Fund’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Ultra-Short Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin California Ultra-Short Tax-Free Income Fund

This semiannual report for Franklin California Ultra-Short Tax-Free Income Fund covers the period ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

12/31/17

Ratings	% of Total Investments

AAA	14.63%

AA	45.39%

A	26.78%

BBB	13.20%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Advisor Class share price, as measured by net asset value (NAV), decreased from $10.01 on June 30, 2017, to $9.99 on December 31, 2017. The Fund’s Advisor Class shares paid dividends totaling 2.8078 cents per share for the same period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Advisor Class shares’ distribution rate was 0.69%, based on an annualization

Dividend Distributions*

7/1/17–12/31/17

	Dividend per Share (cents)
Month	Class A1	Class R6**	Advisor Class
July	0.4331	—	0.4297
August	0.4113	0.4680	0.4111
September	0.4163	0.4700	0.4161
October	0.5003	0.5580	0.5001
November	0.4752	0.5420	0.4750
December	0.5759	0.6281	0.5758
Total	2.8121	2.6661	2.8078

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

of December’s 0.5758 cent per share dividend and the net asset value of $9.99 on December 31, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 1.40% from a taxable investment to match the Fund’s Advisor Class tax-free distribution rate.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed the US stock market during the six-month period ended December 31, 2017. Investment-grade

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 12.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +1.82% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a +0.43% total return.3 US equities, as represented by the Standard & Poor’s® 500 Index, generated a +11.42% total return for the reporting period.3

Municipal issuance in 2017 was $436 billion.4 This represents a 2% decline from total issuance in 2016, during which time $445 billion in primary market supply was sold.4 After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.5 According to the Investment Company Institute’s Trends in Mutual Fund Investing, municipal bond funds reported inflows through each of the first five months of the reporting period before turning negative in December. Net outflows totaled just over $1 billion in December, bringing total inflows for the year to approximately $26 billion.6

Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the year. December supply of $63 billion and fourth quarter supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.4 Despite this extraordinary supply weighing on the market, strong demand and forecasts for diminished issuance in 2018 contributed to municipals returning +1.05% in December, as measured by the Bloomberg Barclays Municipal Bond Index, outperforming a +0.31% return for US Treasuries, as measured by the Bloomberg Barclays US Treasury Index.3

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December meeting. The target range stood at 1.25%–1.50% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December. The Fed decided to raise interest rates at its December meeting due to the strength of the US jobs market and continued economic growth. This was the third rate hike of 2017, following increases of 0.25% in March and June.

In the Federal Open Market Committee statement released on December 13, 2017, the Fed indicated that the labor market has continued to strengthen and that economic activity has been rising at a solid rate despite hurricane-related fluctuations. The Committee also stated that on a 12-month basis, overall inflation and inflation excluding food and energy prices have each declined.

Investors continued to favor riskier assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +3.36% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned +3.49%.3

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the six months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation’s. Unemployment slightly decreased from 4.7% in June 2017 to 4.3% at period-end, yet remained above the 4.1% national rate.7

Enactment of California’s fiscal year 2018 budget extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. Additionally, California approved legislation raising taxes on motor fuel and vehicle registrations. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5% national medians, respectively.8 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligations bonds a rating

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: The Bond Buyer, Thomson Reuters.

5. Barclays Municipal Credit Research.

6. Investment Company Institute, Trends in Mutual Fund Investing December 2017, 1/30/18.

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

of AA- with a stable outlook.9 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state, including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure needs. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of one year or less. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Ultra-Short Tax-Free Income Fund. We look forward to serving your future investment needs.

Portfolio Composition

12/31/17

% of Total Investments*
General Obligation	28.0%
Tax-Supported	19.9%
Utilities	17.8%
Higher Education	15.2%
Hospital & Health Care	8.9%
Housing	7.3%
Refunded**	2.9%

*Does not include cash and cash equivalents

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance Summary as of December 31, 20171

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171,2

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is and the minimum is 0%. Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[3]	Average Annual Total Return[4]

Advisor
6-Month	+0.08%	+0.08%
1-Year	+0.49%	+0.49%
10-Year	+2.05%	+0.20%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
Advisor	0.69%	1.40%	0.73%	1.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (7/1/17–12/31/17)

Share Class	Net Investment Income
A1	$0.028121
R6 (8/1/17–12/31/17)	$0.026661
Advisor	$0.028078
Total Annual Operating Expenses[8]
Share Class	With Waiver	Without Waiver
Advisor	0.37%	0.98%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. On 3/18/16, the Fund, having no assets of its own, acquired all of the assets and liabilities of California Money Fund through a reorganization. The California Money Fund was the accounting survivor of the reorganization and as a result Advisor Class shares of the Fund have adopted California Money Fund’s Class A share’s historical performance record prior to 3/18/16. For periods after the date of reorganization, the Fund’s actual Advisor Class performance is reported, reflecting all charges and fees applicable to each share class. Given the significant differences between a money fund (California Money Fund) and this fund (a non-money fund), including with the investment objective and strategies as well as the fee/expense structure, performance prior to 3/18/16 may not be representative of this Fund’s future performance.

2. The Fund has an expense reduction contractually guaranteed through 10/31/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

5. Distribution rate is based on an annualization of the respective class’s December dividend and the NAV per share on 12/31/17.

6. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figure is as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value[1]	Ending Account Value 12/31/17	Expenses Paid During Period[2,3,4]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[3,4]	Net Annualized Expense Ratio[4]
A1	$1,000	$1,001.80	$1.87	$1,023.34	$1.89	0.37%
R6	$1,000	$1,000.70	$1.17	$1,023.79	$1.43	0.28%
Advisor	$1,000	$1,000.80	$1.87	$1,023.34	$1.89	0.37%

1. For Classes A1 and Advisor, 7/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 7/1/17 for Hypothetical.

2. For Classes A1 and Advisor, 7/1/17–12/31/17. For Class R6, 8/1/17–12/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above––in the far right column––multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 153/365 for Actual Class R6 expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights

Franklin California Ultra-Short Tax-Free Income Fund

	Six Months Ended
	December 31, 2017			Year Ended June 30,
	(unaudited)	2017		2016[a]		2015	2014	2013

Class A1

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 10.01	$ 10.01		$ 10.00		$10.00	$10.00	$10.00

Income from investment operations[b]:
Net investment income	0.029	0.034		0.002		—	—	—
Net realized and unrealized gains (losses)	(0.011)	—	[c]	0.010		—	—	(—)[c]

Total from investment operations	0.018	0.034		0.012		—	—	(—)[c]

Less distributions from net investment income	(0.028)	(0.034)		(0.002)		—	—	—

Net asset value, end of period	$ 10.00	$ 10.01		$ 10.01		$10.00	$10.00	$10.00

Total return[d]	0.18%	0.34%		0.12%		—%	—%	—%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.95%	0.98%		0.56%		0.53%	0.53%	0.53%
Expenses net of waiver and payments by affiliates	0.37%	0.35%		0.03%		0.04%	0.05%	0.12%
Net investment income	0.57%	0.34%		—%	[f]	—%	—%	—%

Supplemental data
Net assets, end of period (000’s)	$45,266	$46,918		$51,481		$666,254	$769,835	$628,480
Portfolio turnover rate	15.08%	10.33%		—%		—%	—%	—%

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fRounds to less than 0.01%.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Period Ended December 31, 2017 (unaudited)[a]
Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.01

Income from investment operations[b]:
Net investment income	0.029
Net realized and unrealized gains (losses)	(0.022)

Total from investment operations	0.007

Less distributions from net investment income	(0.027)

Net asset value, end of period	$ 9.99

Total return[c]	0.07%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.94%
Expenses net of waiver and payments by affiliates	0.28%
Net investment income	0.66%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	15.08%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

	Six Months Ended December 31, 2017
		Year Ended June 30,
	(unaudited)	2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 10.01	$ 10.00	$10.00
Income from investment operations[b]:
Net investment income	0.029	0.034	0.002
Net realized and unrealized gains (losses)	(0.021)	0.010	—	[c]
Total from investment operations	0.008	0.044	0.002
Less distributions from net investment income	(0.028)	(0.034)	(0.002)
Net asset value, end of period	$ 9.99	$ 10.01	$ 10.00

Total return[d]	0.08%	0.44%	0.02%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.95%	0.98%	0.89%	[f]
Expenses net of waiver and payments by affiliates	0.37%	0.35%	0.27%
Net investment income	0.57%	0.34%	0.08%

Supplemental data
Net assets, end of period (000’s)	$12,022	$13,095	$10,019
Portfolio turnover rate	15.08%	10.33%	—%

a For the period March 18, 2016 (commencement of class operations) to June 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Amount rounds to less than $0.001 per share.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Ratios are adjusted to exclude the effects of annualization for non-recurring expenses.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, December 31, 2017 (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 16.4%
California 16.4%
California State Educational Facilities Authority Revenue, Loma Linda University, Refunding, Series A, 5.00%, 4/01/22	$1,000,000	$1,126,240
California State Municipal Finance Authority Revenue,
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/22	1,300,000	1,450,891
University of La Verne, Refunding, Series A, 4.00%, 6/01/18	500,000	505,115
California State Public Works Board Lease Revenue, The Regents of the University of California, Various University of California Projects, Series C-1, 4.00%, 3/01/18	500,000	502,156
California State University Revenue, Systemwide, Refunding, Series A, 4.00%, 11/01/18	1,000,000	1,021,890
California Statewide CDA Revenue, Monterey County GO Savers Bond Program, BAM Insured, 5.00%, 8/01/18	1,000,000	1,019,930
Campbell UHSD, GO, Election of 2016, Series A-1, 3.00%, 8/01/19	1,000,000	1,023,300
Menifee USD, GO, Riverside County, Series A, 4.00%, 8/01/18	500,000	507,480
Norco CFD No. 1 Special Tax, Norco Ridge Ranch, Refunding, 3.00%, 9/01/19	615,000	628,843
Perris Joint Powers Authority Local Agency Revenue, CFD Nos. 93-1 and 2004-5, Refunding, Series C, 3.00%, 9/01/19	510,000	519,879
Roseville Joint UHSD, GO, Placer and Sacramento Counties, Election of 2016, Series A, 4.00%, 8/01/18	400,000	406,052
Santa Margarita Water District Special Tax, CFD No. 99-1 Talega, Refunding, Series A, 3.00%, 9/01/18	300,000	303,183
Selma USD, GO, Election of 2016, Series A, 2.00%, 8/01/18	300,000	301,065
Washington Township Health Care District Revenue, Refunding, Series B, 5.00%, 7/01/18	100,000	101,568
Total Municipal Bonds before Short Term Investments (Cost $9,423,690)		9,417,592

Short Term Investments 83.2%
Municipal Bonds 83.2%
California 83.2%
Bakersfield Domestic Water Revenue, Series A, 1.00%, 9/15/18	100,000	99,448
[a] California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series D, LOC US Bank National Association, Weekly VRDN and Put, 1.54%, 11/01/34	2,000,000	2,000,000
Health Facility, Catholic Healthcare West, Series B, LOC Bank of Montreal, Weekly VRDN and Put, 1.60%, 3/01/47	2,100,000	2,100,000
[a] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project, Series A, LOC Bank of New York Mellon, Weekly VRDN and Put, 1.73%, 7/01/33	2,000,000	2,000,000
California Municipal Finance Authority Mobile Home Park Revenue, Caritas Projects, Senior, Refunding, Series A, 3.00%, 8/15/18	1,255,000	1,265,881
[a] California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.65%, 11/01/26	900,000	900,000
[a] California State Educational Facilities Authority Revenue, California Institute of Technology, Various, Series B, Weekly VRDN and Put, 1.64%, 10/01/36	2,500,000	2,500,000
[a] Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, LOC Wells Fargo Bank, Weekly VRDN and Put, 1.72%, 7/01/37	450,000	450,000
Colton Utility Authority Water Revenue, Refunding, 2.00%, 3/01/18	160,000	160,173
[a] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.71%, 6/01/38	2,000,000	2,000,000
Fairfield California Water Revenue, Refunding, 4.00%, 4/01/18	1,000,000	1,006,520
Fontana RDA Tax Allocation, Successor Agency, Refunding, Series A, 3.00%, 10/01/18	1,000,000	1,012,170
[a] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.77%, 9/02/22	900,000	900,000
Limited Obligation Improvement, AD No. 94-15, Refunding, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.77%, 9/02/20	1,585,000	1,585,000
Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.77%, 9/02/22	2,050,000	2,050,000

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
Lake Elsinore School Financing Authority Special Tax Revenue, Refunding, Series A, 2.00%, 9/01/18	$100,000	$100,393
Los Angeles County Revenue, TRAN, Refunding, 5.00%, 6/29/18	2,000,000	2,035,420
[a] Los Angeles Department of Water and Power Revenue, Water System, Refunding, Series B, Subseries B-1, SPA Royal Bank of Canada, Weekly VRDN and Put, 1.64%, 7/01/35	2,100,000	2,100,000
Los Angeles GO, TRAN, Series A, 5.00%, 6/28/18	2,000,000	2,034,940
Lynwood USD, GO, Los Angeles County, Election of 2016, Series A, BAM Insured, 2.00%, 8/01/18	600,000	601,956
[a] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series D, Weekly VRDN and Put, 1.60%, 7/01/35	2,000,000	2,000,000
[a] Modesto Water Revenue COP, Refunding, Series A, LOC JPMorgan Chase Bank, Weekly VRDN and Put, 1.64%, 10/01/36	1,285,000	1,285,000
Mojave Water Agency Revenue, Refunding, Series A, 5.00%, 6/01/18	300,000	304,533
Napa Valley USD, GO, TRAN, 3.00%, 6/29/18	2,000,000	2,016,120
Norco CFD No. 1 Special Tax, Norco Ridge Ranch, Refunding, 2.00%, 9/01/18	300,000	301,197
Perris Joint Powers Authority Local Agency Revenue, CFD Nos. 93-1 and 2004-5, Refunding, Series C, 2.00%, 9/01/18	595,000	596,708
[b] Ross Valley PFAR, Sanitary District No. 1 of Marin County, 4.00%, 1/01/19	105,000	107,688
San Diego County and San Diego County School Districts Note Participations Revenue, TRAN, 3.00%, 6/29/18	1,000,000	1,007,840
[a] San Diego County Regional Transportation Commission Sales Tax Revenue, Refunding, Series D, SPA State Street Bank & Trust Co., Weekly VRDN and Put, 1.65%, 4/01/38	2,100,000	2,100,000
[a] San Francisco City and County MFHR, 1601 Mariposa Apartments, Series B-1, LOC Bank of America, Weekly VRDN and Put, 1.75%, 7/01/57	2,000,000	2,000,000
San Juan Water District Water Revenue, Refunding, 3.00%, 2/01/18	930,000	931,246
[a] Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding, Series A, SPA State Street Bank & Trust Co., Weekly VRDN and Put, 1.60%, 6/01/26	2,000,000	2,000,000
Turlock PFA Water Revenue, Refunding, 4.00%, 3/01/18	480,000	482,107
[a] University of California Revenue, General, Series AL-1, Weekly VRDN and Put, 1.65%, 5/15/48	2,550,000	2,550,000
Ventura County GO, TRAN, Refunding, 4.00%, 7/02/18	2,000,000	2,026,460
West Covina USD, GO, Los Angeles County, Election of 2016 , Series A, 5.00%, 8/01/18	1,000,000	1,020,980
Total Short Term Investments (Cost $47,668,647)		47,631,780
Total Investments (Cost $57,092,337) 99.6%		57,049,372
Other Assets, less Liabilities 0.4%		243,262
Net Assets 100.0%		$57,292,634

See Abbreviations on page 22.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

bSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017 (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$57,092,337
Value - Unaffiliated issuers	$57,049,372
Cash	28,412
Receivables:
Capital shares sold	339
Interest	382,305
Affiliates	29,880
Other assets	7
Total assets	57,490,315
Liabilities:
Payables:
Investment securities purchased	107,781
Capital shares redeemed	929
Management fees	6,773
Transfer agent fees	33,656
Reports to shareholders	12,634
Professional fees	16,213
Distributions to shareholders	186
Accrued expenses and other liabilities	19,509
Total liabilities	197,681
Net assets, at value	$57,292,634
Net assets consist of:
Paid-in capital	$57,306,693
Undistributed net investment income	28,553
Net unrealized appreciation (depreciation)	(42,965)
Accumulated net realized gain (loss)	353
Net assets, at value	$57,292,634
Class A1:
Net assets, at value	$45,266,105
Shares outstanding	4,527,551
Net asset value and maximum offering price per share[a]	$10.00
Class R6:
Net assets, at value	$4,992
Shares outstanding	500
Net asset value and maximum offering price per share[b]	$9.99
Advisor Class:
Net assets, at value	$12,021,537
Shares outstanding	1,202,913
Net asset value and maximum offering price per share	$9.99

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended December 31, 2017 (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$277,872
Expenses:
Management fees (Note 3a)	185,401
Transfer agent fees: (Note 3c)
Class A1	44,195
Class R6	55
Advisor Class	12,240
Custodian fees	266
Reports to shareholders	8,567
Registration and filing fees	4,581
Professional fees	24,233
Trustees’ fees and expenses	732
Other	17,099
Total expenses	297,369
Expenses waived/paid by affiliates (Note 3d)	(187,807)
Net expenses	109,562
Net investment income	168,310
Realized and unrealized gains (losses):
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(67,745)
Net realized and unrealized gain (loss)	(67,745)
Net increase (decrease) in net assets resulting from operations	100,565

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets

Franklin California Ultra-Short Tax-Free Income Fund

	Six Months Ended December 31, 2017 (unaudited)	Year Ended June 30, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 168,310	$ 199,760
Net change in unrealized appreciation (depreciation)	(67,745)	19,681

Net increase (decrease) in net assets resulting from operations	100,565	219,441

Distributions to shareholders from:
Net investment income:
Class A1	(129,197)	(164,518)
Class R6	(13)	—
Advisor Class	(35,696)	(35,429)

Total distributions to shareholders	(164,906)	(199,947)

Capital share transactions: (Note 2)
Class A1	(1,601,256)	(4,579,343)
Class R6	5,000	—
Advisor Class	(1,060,392)	3,073,637

Total capital share transactions	(2,656,648)	(1,505,706)

Net increase (decrease) in net assets	(2,720,989)	(1,486,212)
Net assets:
Beginning of period	60,013,623	61,499,835

End of period	$57,292,634	$60,013,623

Undistributed net investment income included in net assets:
End of period	$ 28,553	$ 25,149

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Ultra-Short Tax-Free Income Fund (Fund) is included in this report. The Fund offers three classes of shares: Class A1, Class R6 and Advisor Class. Each class of shares may differ by its voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c.  Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management is currently evaluating the impact, if any, on the financial statements and the accompanying notes to financial statements.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

18	Semiannual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount

Class A1 Shares:
Shares sold	182,583	$1,827,848	511,763	$5,118,643
Shares issued in reinvestment of distributions	12,784	127,940	16,251	162,579
Shares redeemed	(355,337)	(3,557,044)	(985,612)	(9,860,565)
Net increase (decrease)	(159,970)	$(1,601,256)	(457,598)	$(4,579,343)

ClassR6Shares[a]:
Shares sold	500	$5,000

Advisor Class Shares:
Shares sold	2,725	$27,271	315,601	$3,158,057
Shares issued in reinvestment of distributions	3,570	35,696	3,542	35,422
Shares redeemed	(112,276)	(1,123,359)	(11,986)	(119,842)
Net increase (decrease)	(105,981)	$(1,060,392)	307,157	$3,073,637

aFor the period August 1, 2017 (effective date) to December 31, 2017.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended December 31, 2017, the annualized gross effective investment management fee rate was 0.625% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended December 31, 2017, the Fund paid transfer agent fees of $56,490, of which $22,795 was retained by Investor Services.

d. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) for Class A1 and Advisor Class of the Fund do not exceed 0.37%, and Class R6 does not exceed 0.28% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until October 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Fund to the extent necessary to allow the Fund to pay a monthly dividend at an annualized distribution rate of 0.25%. Because such a waiver will be limited to the amount of investment management fees earned by Advisers, the Fund’s monthly dividend may fall below an annualized distribution rate of 0.25% if the Fund does not earn enough income (after waivers) to reach such rate. This resulted in an additional waiver of $15,799 for the period ended December 31, 2017. Advisers may discontinue this waiver at any time upon notice to the Fund’s Board.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

e. Other Affiliated Transactions

At December 31, 2017, an interested board member of the trust owned 17.6% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended December 31, 2017, these purchase and sale transactions aggregated $800,000 and $5,800,000, respectively.

4. Income Taxes

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$57,092,337

Unrealized appreciation	$16,399
Unrealized depreciation	(59,364)
Net unrealized appreciation (depreciation)	$(42,965)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of non-deductible expenses.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2017, aggregated $1,459,907 and $2,880,000, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin California Ultra-Short Tax-Free Income Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended December 31, 2017, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2017, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	PCFA	Pollution Control Financing Authority
AD	Assessment District	PCR	Pollution Control Revenue
BAM	Build America Mutual Assurance Co.	PFA	Public Financing Authority
CDA	Community Development Authority/Agency	PFAR	Public Financing Authority Revenue
CFD	Community Facilities District	RDA	Redevelopment Agency/Authority
COP	Certificate of Participation	SPA	Standby Purchase Agreement
GO	General Obligation	TRAN	Tax and Revenue Anticipation Note
LOC	Letter of Credit	UHSD	Unified/Union High School District
MFHR	Multi-Family Housing Revenue	USD	Unified/Union School District
MUD	Municipal Utility District

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin California Tax-Free Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin California Tax-Free Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of Franklin California Tax-Free Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposal to use a “manager of managers” structure was approved by shareholders; and (iii) sufficient votes were not received to pass the proposal to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	84,847,924	3,500,061
Terrence J. Checki	84,847,067	3,500,918
Mary C. Choksi	84,883,103	3,464,882
Edith E. Holiday	84,893,710	3,454,276
Gregory E. Johnson	84,889,206	3,458,779
Rupert H. Johnson, Jr	84,853,412	3,494,574
J. Michael Luttig	84,905,803	3,442,182
Larry D. Thompson	84,880,188	3,467,797
John B. Wilson	84,884,647	3,463,338

Total Trust Shares Outstanding*: 153,729,031

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	2,145,516
Against	165,762
Abstain	530,896
Broker Non-Votes	331,187
Total Fund Shares Voted	3,173,360
Total Fund Shares Outstanding*	5,953,596

* As of the record date.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	2,098,716
Against	322,664
Abstain	420,793
Broker Non-Votes	331,187
Total Fund Shares Voted	3,173,360
Total Fund Shares Outstanding*	5,953,596

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FCTFT – New Franklin California Ultra-Short Tax-Free Income Fund

At a meeting held October 20, 2015, the Board of Trustees, including a majority of non-interested or independent trustees, approved the investment management agreement for the Franklin California Ultra-Short Tax-Free Income Fund (Fund), a newly created series of Franklin California Tax-Free Trust (FCTFT), with Franklin Advisers, Inc. (FAV, the “Manager”). The Board noted that the form of the investment management agreement (FAV Agreement) was substantially similar to the standard form of investment management agreement for other funds in the Franklin Templeton group of funds (F-T Funds), including the Franklin California Tax-Exempt Money Fund (FCLXX) (including fees), and included fund administration services. The Board considered the qualifications of the personnel of the Manager who would be responsible for managing and advising the Fund and the specific terms and fees of the FAV Agreement. In reaching its decision to approve the FAV Agreement, the Board took into account that the Manager has been providing investment management services to FCLXX, which is overseen by this Board, and that the creation of the Fund was to facilitate the conversion of FCLXX from a money market fund into an ultra-short tax-free income fund. The Board took into account that the Fund will have the same investment goals, principal investment policies and limitations, and is designed to generate a positive return with low volatility of principal. The Fund will also have the same service provider arrangements, and other key factors as FCLXX, except that the Fund would not be subject to Rule 2a-7 under the Investment Company Act of 1940, and that the Manager would continue to provide substantially the same services to the Fund. The Board considered various materials relating to the FAV Agreement, including: (1) a copy of the proposed form of agreement; (2) the biographies of the portfolio managers; and (3) information describing the fee payments under the new agreement. The Board also was provided with information relating to proposed expenses for the Fund, including comparative data provided by Lipper, Inc. (Lipper), an independent organization, which compared the expenses to those of other mutual funds deemed comparable to the Fund as selected by Lipper.

In determining that the terms of the proposed agreement were fair and reasonable, the Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Manager under the

FAV Agreement; (2) the Manager’s experience as a manager of similar funds and accounts, including FCLXX; (3) the Manager’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed agreement; (5) the personnel, operations, and investment management capabilities, methodologies, and resources of the Manager; and (6) the Manager’s compliance capabilities, as demonstrated by its policies and procedures designed to prevent violations of the federal securities laws. The Board agreed to the Code of Ethics and Compliance Policies and Procedures that are used across the Franklin Templeton Investments complex. In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel.

The following sets forth some of the preliminary information and factors relevant to the Board’s decision to approve the agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing and following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by the Manager and acknowledged that the Manager had been providing investment management services to FCLXX. In this regard, they reviewed the Fund’s investment goal and the Manager’s ability to implement the Fund’s investment strategy, including, but not limited to, the Manager’s trading practices and investment decision processes. They acknowledged that the Manager has been providing investment management services to FCLXX that are substantially similar to those to be provided to the Fund.

The Trustees reviewed the Fund’s portfolio managers, including their background and skills. They also considered that the nature, extent and quality of the services to be provided under the other service agreements with affiliates of the Manager would not be altered by the agreement.

The Trustees noted that they were satisfied with the nature and quality of the overall services provided by the Manager to FCLXX and its shareholders and were confident in the abilities of the Manager to implement the Fund’s investment strategy and to provide quality services to the Fund and its shareholders.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board considered the investment performance of the Manager in managing FCLXX, which was most recently reviewed in February 2015 as part of the annual contract renewal process (“2015 Contract Renewal Process”) by the Board. In addition they considered the performance benchmark for the Fund and how such benchmark would measure the performance of the Manager.

COMPARATIVE EXPENSES. The Board considered the cost of the services to be provided by the Manager (and its affiliates) from its relationship with the Fund. In this regard, the Board acknowledged the review during the 2015 Contract Renewal Process of the Manager and the finding that the contractual investment management fee rate and total expense ratio of FCLXX in comparison to its Lipper expense group was acceptable. The Board also considered that the profitability of the Manager in connection with its services to FCLXX was evaluated during the 2015 Contract Renewal Process and found to be reasonable. In considering the appropriateness of the investment management fee to be charged to the Fund, the Board reviewed and considered the evaluation conducted of the nature, extent and quality of the overall investment management services provided by the Manager to FCLXX. Consideration was also given to the information provided by Lipper on similar funds to FCLXX in the Lipper Data (the Comparable Funds) in connection with the 2015 Contract Renewal Process for FCLXX. The Board further considered the extent to which the Manager may derive ancillary benefits from the Fund’s operations. The Board considered that the Manager will provide general investment management and administrative services to the Fund for an annual fee equal to an annual rate of 0.625% of the average daily net assets of the Fund up to and including $100 million, with a reduced annual rate as Fund assets grow. It is not anticipated that the Fund will generate significant, if any, profit for the Manager and/or its affiliates for some time.

Consideration was also given to the information provided by Lipper on other funds in the Lipper Data (the Comparable Funds) and that the Manager’s fee (without a fee waiver) is below the median of the management fee charged by Comparable Funds (without a fee waiver). Based on this information the Board determined that the investment management fee structure to be paid by the Manager was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by the Manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders. The FAV Agreement provides a fee at the rate of 0.625% of the value of net assets up to and including $100 million; 0.500% of the value of net assets over $100 million and not over $250 million; 0.450% of the value of net assets over $250 million and not over $7.5 billion; 0.440% of the value of average net assets over $7.5 billion and not over $10 billion; 0.430% of the value of net assets over $10 billion and not over $12.5 billion; 0.420% of the value of net assets over $12.5 billion and not over $15 billion; 0.400% of the value of net assets over $15 billion and not over $17.5 billion; 0.380% of the value of net assets over $17.5 billion and not over $20 billion; and 0.360% of the value of the net assets over $20 billion. The Board concluded that the schedule of fees allows for sharing of such economies as the Fund grows.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin California Ultra-Short Tax-Free Income Fund Investment Manager Franklin Advisers, Inc. Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	925 S 02/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	February 26, 2018